Prospectus Supplement dated January 19, 1998 to:
  Mosaic Equity Trust Prospectus dated June 13, 1997
  Mosaic Income Trust Prospectus dated July 31, 1997
  Mosaic Income Trust Mosaic Bond Fund Prospectus dated June 13, 1997 Mosaic Government Money Market Prospectus dated July 31, 1997

EDUCATION IRA. Effective January 1, 1998, the Trust offers Education IRAs. Education IRAs may be established with a reduced minimum investment of $100 as long as the shareholder establishes and maintains an "Education IRA Plus" automatic investment plan of at least $100 monthly. The "Education IRA Plus" will be invested to reach the annual $500 Education IRA limit, with the remainder invested in another account established by the parent or guardian of the Education IRA beneficiary.

Education IRA Fee.  Mosaic does not charge an annual fee on
Education IRA Plus accounts that have an active automatic investment plan of at least $100 monthly or on Education IRA accounts of $5,000 or greater. All other Education IRA accounts may be charged an annual fee of $12 per shareholder (not per Education IRA account). This fee may be prepaid by the shareholder.